UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): January 14, 2004


                                  ELINEAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



                       0-27418                      76-0478045
                       -------                      ----------
               (Commission File Number)          (I.R.S. Employer
                                                Identification No.)



                7240 Brittmoore, Suite 118, Houston, Texas 77041
                ------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (713) 896-0500
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     eLinear, Inc. ("eLinear"), entered into a Securities Purchase Agreement dated January 12, 2004 (the "Agreement") with several accredited investors (collectively, the "Investors"), pursuant to which eLinear agreed to sell, and the Investors agreed to purchase, an aggregate of 1,964,225 shares (the "Shares") of eLinear's common stock, par value $.02 per share (the "Common Stock"), at a price of $1.29 per share, together with five-year warrants to purchase an aggregate of 1,178,535 shares of Common Stock at an exercise price of $1.89 per share (the "Class A Warrants"), and warrants to purchase 1,090,145 shares of Common Stock at an exercise price of $1.55 per share expiring on the earlier of 14 months from the closing date or eight months from the date a registration statement registering the resale of the shares underlying the Warrants and the Shares becomes effective (the "Effective Date") (the "Class B Warrants"; collectively the Class A Warrants and the Class B Warrants, the "Warrants") for an aggregate purchase price of $2,533,850, in a private placement transaction (the "Financing").

     All of the Warrants are exercisable immediately. Subject to certain exceptions, in the event that on or before the date on which the Warrants are exercised, eLinear issues or sells, or is deemed to have issued or sold in accordance with the terms of the Warrants, any shares of Common Stock for consideration per share less than the exercise price of the Warrants as then in effect (a "Dilutive Issuance"), then the exercise price of the Warrants will be adjusted to equal the consideration per share of Common Stock issued or sold or deemed to have been issued and sold in such Dilutive Issuance, provided that if such exercise price is adjusted to a $1.00 per share of Common Stock, any additional issuances shall only further reduce the exercise price of the warrants in accordance with a weighted average formula contained in the Warrants.

     eLinear also granted the Investors a right to participate in subsequent private offerings of its equity or equity equivalent securities undertaken by eLinear for the purpose of raising capital (each, a "Subsequent Placement"). The Investors' right of participation is subject to certain additional limitations and expires 12 months from the Effective Date.

     eLinear has agreed to file a registration statement with the Securities and Exchange Commission within 45 days after the closing of the Financing in order to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants. If eLinear fails to meet this deadline, if the registration statement is not declared effective prior to the 120th day after the closing date, if eLinear fails to respond to comments made by the SEC within 10 days, if the registration statement ceases to remain effective, or certain other events occur, eLinear has agreed to pay the Investors 1.5% of the aggregate purchase price for the first month of such event, and if such event continues to occur, 2.0% of the purchase price per month thereafter.

     This summary description of the Financing described by the Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Agreements and the other documents and instruments that are filed as Exhibits hereto.

     The press release issued by eLinear on January 14, 2004 relating to the Financing is filed herewith as Exhibit 99.1.

Between September 2 and December 13, 2003, eLinear completed a separate private placement transaction in which it issued an aggregate of 1,330,564 shares of Common Stock for an aggregate purchase price of $931,395. The shares issued in this placement are restricted securities, and eLinear has not agreed to file a registration statement in connection with this transaction.

     Based upon the net proceeds received by eLinear from the two private placements listed above, as of January 28, 2004, eLinear has in excess of $4 million of shareholders' equity.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial  Statements  of  Business  Acquired.
          Inapplicable.

     (b)  Pro  Forma  Financial  Information.
          Inapplicable.

     (c)  Exhibits

     Exhibit Number      Exhibit Description
     --------------      -------------------

     10.1 Securities Purchase Agreement dated as of January 12, 2004 between eLinear, Inc. and the Investors named therein.
     10.2 Form of Class A Warrant issued to each of the Investors in the Securities Purchase Agreements dated as of January 12, 2004.
     10.3 Form of Class B Warrant issued to each of the Investors in the Securities Purchase Agreements dated as of January 12, 2004.
     10.4 Registration Rights Agreement issued to each of the Investors in the Securities Purchase Agreements dated as of January 12, 2004.
     99.1                Press release issued January 14, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              ELINEAR, INC.




                              By: /s/  Kevan Casey
                                  ---------------------------------
                                  Kevan Casey,
                                  Chief Executive Officer




DATE: January 28, 2004

                                  Exhibit Index
                                  -------------

     Exhibit Number      Exhibit Description
     --------------      -------------------

     10.1 Securities Purchase Agreement dated as of January 12, 2004 between eLinear, Inc. and the Investors named therein.
     10.2 Form of Class A Warrant issued to each of the Investors in the Securities Purchase Agreements dated as of January 12, 2004.
     10.3 Form of Class B Warrant issued to each of the Investors in the Securities Purchase Agreements dated as of January 12, 2004.
     10.4 Registration Rights Agreement issued to each of the Investors in the Securities Purchase Agreements dated as of January 12, 2004.
     99.1                Press release issued January 14, 2004




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